Cromwell Marketfield L/S Fund
Investor Class (MFADX)
Institutional Class (MFLDX)

Supplement dated June 12, 2024, to the Statutory Prospectus dated April 30, 2024

THIS SUPPLEMENT REPLACES AND SUPERCEDES THE INFORMATION CONTAINED WITHIN THE MAY 31, 2024 SUPPLEMENT.
Effective on or about May 31, 2024, Marketfield Asset Management LLC (“Marketfield”) no longer serves as a subadviser to the Cromwell Marketfield L/S Fund (the “Long Short Fund” or the “Fund”). Accordingly, also effective on May 31, 2024, the Cromwell Marketfield L/S Fund changed its name to the Cromwell Long Short Fund.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Trustees (the “Board”).

On May 8, 2024, the Board approved a subadvisory agreement between Cromwell and Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser” ), effective May 31, 2024.

All references to “Marketfield” or the “Marketfield Fund” in the Fund’s Statutory Prospectus are hereby removed and replaced with reference to “MoA” or the “Long Short Fund,” respectively.
The following replaces the Summary Section for the Long Short Fund of the Prospectus:
Investment Objective
The investment objective of the Cromwell Long Short Fund (the “Long Short Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Short Sale Expenses	0.18%	0.18%
Remainder of Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	2.20%	1.95%
Less: Fee Waiver and/or Expense Reimbursement	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	1.98%	1.73%
(1)Other Expenses have been restated to reflect estimated expenses in light of the change in investment sub-adviser effective on or about May 31, 2024 and related changes to the Fund’s investment strategies, shown as if such changes occurred at the beginning of the fiscal year.
(2)Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80% and 1.55% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2025 (“Expense Caps”). The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$201	$667	$1,160	$2,517
Institutional Class	$176	$591	$1,032	$2,257

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2023, the portfolio turnover rate of the Fund was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

•Small- and Mid-Capitalization Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•Mortgage-Backed/Asset-Backed Securities Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•Tax Risk. The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

•Growth Stock Risk. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

•Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund..

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Fund History
During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund, launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. Performance information shown prior to March 14, 2022, is that of the Predecessor Fund.

Historical Class Mapping

Predecessor Trust	TPM	Mainstay	TPM	TFS (Current Trust)
Predecessor Fund	Marketfield Fund	MainStay Marketfield Fund	Marketfield Fund	Cromwell Long Short Fund (f/k/a Cromwell Marketfield L/S Fund)
Years	2007-2012	2012-2016	2016-2022	3/14/2022 - Present
Class Track	Single Class à	Class I à	Class I à	Institutional Class
	N/A	Class A à	Class A à	Investor Class
	N/A	Class C à	Class C à	Investor Class*

Performance figures prior to March 14, 2022, for Investor Class shares are those of the former Class A shares, unadjusted. Accordingly, the returns still reflect the imposition of the Class A sales load. Going forward, Investor Class shares will have no sales load. The former Class A shares were first offered on

October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.

Performance figures prior to March 14, 2022, for Institutional Class shares are those of the former Class I shares, unadjusted. The former Class I shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012.

Effective the close of business on November 17, 2023, Class C shares were converted to Investor Class shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return
for Institutional Class Shares as of December 31
Best Quarter: 20.21% (Quarter ended June 30, 2020)
Worst Quarter: -16.77% (Quarter ended March 31, 2020)

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	-0.10%	8.55%	2.10%
Return After Taxes on Distributions	-0.75%	8.35%	2.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.23%	6.72%	1.62%
Investor Class
Return Before Taxes	-0.34%	7.06%	1.28%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Russell 1000 Index* (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%

* Effective May 31, 2024, the Fund changed its primary benchmark from the S&P 500 Total Return Index to the Russell 1000 Index, which is a more comparable to the Sub-Adviser’s investment profile.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management

The Adviser
Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser
Mutual of America Capital Management, LLC is the Fund’s sub-adviser.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Joseph R. Gaffoglio, CFA, CPA
President, Sub-Adviser;
Portfolio Manager of the Fund since May 2024.

Thaddeus Pollock, CFA, CAIA
Executive Vice President, Sub-Adviser
Portfolio Manager of the Fund since May 2024.

Jamie A. Zendel, FRM
Executive Vice President, Sub-Adviser
Portfolio Manager of the Fund since May 2024.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Cromwell Long Short Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100

Tax Information
The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

The following updates the principal investment strategies for the Fund in the “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section:

Principal Investment Strategies

Cromwell Long Short Fund:
The Fund seeks capital appreciation while trying to achieve lower volatility than the broad equity market.

To achieve the Fund’s investment objective, Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in large and mid-capitalization equity securities. Under normal market conditions, the Sub-Adviser expects to maintain the Fund’s long positions in a range between 80% to 100% of net assets, and its short positions at approximately 20% of net assets, which may range between 10% to 30%, consistent with the Sub-Adviser’s expectations of investment opportunities within the equity market.

The Sub-Adviser primarily utilizes fundamental and quantitative research to construct the Fund’s portfolio. Generally, long positions are held in companies that the Sub-Adviser believes to be undervalued or have superior growth potential relative to its peers, while short positions are held in companies where the opposite is true, or to capture a specific risk identified in the market.

The Fund’s equity securities investments may include common stocks of United States companies of any size, but the Sub-Adviser expects to invest in long and short positions primarily in the large and mid-capitalization segments of the equity market.

The Fund will engage in short sales of securities for hedging purposes and to profit from an anticipated decline in the price of the securities sold short.

The asset allocation strategies utilized by the Sub-Adviser will apply a quantitative screen to prioritize investment opportunities for further fundamental analysis. This quantitative and research-driven process will be applied to both the long and short investment positions of the fund. The Sub-Adviser may select growth stocks or value stocks as it deems appropriate.

The Sub-Adviser may sell a security once it believes it has achieved its expected return or if it believes there are superior investment opportunities available. The Sub-Adviser may also sell securities if its thesis about the security changes or it needs to make portfolio adjustments to stay within portfolio construction guidelines. The Sub-Adviser may cover the short sale of a security once it has achieved its expected return or it believes there are superior investment opportunities available. The Portfolio Managers have a collaborative approach to ensure the construction of a diversified portfolio, while prioritizing the potential for higher returns and minimizing unwanted risks.

The following updates the principal risks table in the “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section:

Principal Risks
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take. In addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. Information about the Funds’ objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information (“SAI”). The information below describes in greater detail the other risks pertinent to the Funds. The Funds’ principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, unless stated otherwise, regardless of the order in which it appears.

	CenterSquare	Long Short	Tran	Foresight	Greenspring
Changing Distribution Level Risk	X
Convertible Securities Risk
Cybersecurity Risk	X	X	X	X	X
Debt or Fixed-Income Securities Risk
Depositary Receipts Risk				X
Derivatives Risk
Emerging Markets Risk
Equity Securities Risk	X	X	X	X	X
ESG Strategy Risk			X
Exchange-Traded Fund Risk	X			X
Foreign Securities Risk				X
Growth Stocks Risk		X
High Portfolio Turnover Rate Risk	X
High Yield Securities Risk

	CenterSquare	Long Short	Tran	Foresight	Greenspring
Industrial Sector Risk				X	X
Information Technology Sector Risk			X	X
Infrastructure Companies Risk				X
IPO Risk	X
Large-Capitalization Stock Risk	X	X	X		X
Liquidity Risk
Listed Investment Trusts Risk				X
Macroeconomic Strategy Risk
Management Risk	X	X	X	X	X
Market Changes Risk	X	X	X	X	X
Market Disruption Risks Related to Armed Conflict	X	X	X	X	X
Master Limited Partnership Risk				X
Mid-Capitalization Stock Risk			X		X
MLP Tax Risk				X
Mortgage-Related and Asset-Backed Securities Risk		X
Non-Diversified Fund Risk	X		X	X
Other Investment Companies Risk		X		X	X
Preferred Stock Risk					X
Real Estate Industry Risk	X
Recent Market Events Risk	X	X	X	X	X
REIT Investment Risk				X
Risk of Focusing Investment on Region or Country				X
Sector Risk			X
Short Selling Risk		X
Small- and Mid-Capitalization Stock Risk	X	X
Sovereign Debt Obligations Risk
Sustainable Considerations Risk			X	X
Tax Risk		X
U.S. Government Securities Risk
U.S. Treasury Obligations Risk
Value Investing Risk		X	X		X

The following replaces the sub-heading “Portfolio Managers for the Marketfield Fund” and the information thereunder, under the heading “Management of the Fund” of the Prospectus of the Portfolio.
Portfolio Managers for the Long Short Fund
Joseph R. Gaffoglio, CFA, CPA has been the President of MoA since March of 2021. Prior to his appointment as President, Mr. Gaffoglio served as MoA’s Chief Operating Officer. Mr. Gaffoglio has been a portfolio manager since 2014 and is responsible for management of the MoA Funds Asset

Allocation and Clear Passage Funds, as well as the large cap portion of the MoA Balanced Fund. Mr. Gaffoglio received his undergraduate degree from Fordham University, and an MBA from New York University.
Thaddeus Pollock, CFA, CAIA, joined MoA in October of 2023 as Executive Vice President and portfolio manager of the small cap and mid cap value investment strategies, including the MoA Small Cap Value Fund, MoA Mid Cap Value Fund and the small cap and mid cap value segments of the MoA All America Fund. Prior to joining Capital Management, Mr. Pollock was Portfolio Manager, Partner at Cramer Rosenthal McGlynn. Mr. Pollock received his undergraduate degree from Yale University.
Jamie A. Zendel, FRM, has been Executive Vice President of MoA since March of 2022. Prior to her appointment as Executive Vice President, Ms. Zendel served as Senior Vice President of MoA. Ms. Zendel has been a portfolio manager since 2014 and is responsible for management of the MoA International Fund and the MoA Funds Asset Allocation and Clear Passage Funds. Ms. Zendel received her undergraduate from the University of Wisconsin, Madison.
* * * * * * * * * * * *
Please retain this Supplement with your Prospectus for reference.

Cromwell Marketfield L/S Fund
Investor Class (MFADX)
Institutional Class (MFLDX)

Supplement dated June 12, 2024, to the
Statement of Additional Information (“SAI”) dated April 30, 2024

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S SAI.
Effective on or about May 31, 2024, Marketfield Asset Management LLC (“Marketfield”) no longer serves as a subadviser to the Cromwell Marketfield L/S Fund (the “Long Short Fund” or the “Fund”). SAI are hereby removed. Accordingly, also effective on May 31, 2024, the Cromwell Marketfield L/S Fund changed its name to the Cromwell Long Short Fund.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Trustees (the “Board”).

On May 8, 2024, the Board approved a subadvisory agreement between Cromwell and Mutual of America Capital Management, LLC (“MoA” or “Sub-Adviser” ), effective May 31, 2024.

All references to “Marketfield” or the “Marketfield Fund” in the Fund’s SAI are hereby removed and replaced with reference to “MoA” or the “Long Short Fund,” respectively.
The following replaces the information immediately under the heading “Portfolio Managers” under the heading “Management of the Funds” in the SAI:

As disclosed in the Prospectus, Dean Frankel and Eric Rothman (the “Portfolio Managers”) are the portfolio managers for the CenterSquare Fund; Joseph R. Gaffoglio, Thaddeus Pollock and Jamie A. Zendel are the portfolio managers for the Long Short Fund; Nick Scullion is the lead portfolio manager of the Foresight Fund, and Eric Bright, CFA® is the co-portfolio manager for the Foresight Fund; Quoc Tran and Michael Im are the portfolio managers for the Tran Fund; Charles vK. Carlson and Michael Goodman are the portfolio managers for the Greenspring Fund. Each portfolio manager is primarily responsible for the day-to-day management of the respective Fund’s portfolio.

1

The following replaces the information with respect to the Fund under the sub-heading “Portfolio Managers” under the heading “Management of the Funds” in the SAI:
Long Short Fund
Joseph R. Gaffoglio, Thaddeus Pollock and Jamie A. Zendel are the portfolio managers for the Cromwell Long Short Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of December 31, 2023.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based[2]
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Long Short Fund
Joseph R. Gaffoglio	16 accounts with $9.2 billion in assets	None	None	None	None	None
Thaddeus Pollock	4 accounts with $616.6 million in assets	None	3 accounts with $27.3 million in assets	None	None	None
Jamie A. Zendel	6 accounts with $8.5 billion in assets	None	4 accounts with $128.2 million in assets	None	None	None

Portfolio Manager Compensation
Each Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards and is not based on performance of the Fund or the value of assets held in the Fund’s portfolio. Each Portfolio Manager may also receive an annual bonus that is based in part on the performance of the funds he or she manages. Performance is measured against the particular fund’s corresponding benchmark and/or peer group and is measured over periods from one to five years.

Material Conflicts of Interest
It is possible that conflicts of interest may arise when managing the Long Short Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities across multiple funds and accounts. Due to differences in the investment strategies or restrictions between the Long Short Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Long Short Fund. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the Long Short Fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by the Sub-Adviser. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the Long Short Fund. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. The Sub-Adviser has adopted several policies and procedures designed to mitigate these potential conflicts, including a Code of Ethics
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and policies that govern the Sub-Adviser’s trading practices. The Sub-Adviser employs policies for the aggregation and allocation of trades across multiple funds and multiple accounts. There is no assurance that such all conflicts will be eliminated.

Ownership of Securities
As of December 31, 2023, Joseph R. Gaffoglio, Thaddeus Pollock and Jamie A. Zendel did not own any securities of the Cromwell Long Short Fund.

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The following replaces the Marketfield Proxy Voting Guidelines in Appendix A to the SAI:

APPENDIX A

MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC POLICY STATEMENT AND PROCEDURES REGARDING PROXY VOTING

Adopted on January 21, 2022

Policy Statement

It is the policy of Mutual of America Capital Management LLC (the “Adviser”), with respect to assets under its management where it has voting authority:

1.To vote all proxies in the best interests of its clients and, to the extent possible while complying with applicable investment policies, restrictions and limitations to vote all proxies so as to maximize the economic value of the shares held by such clients. Environmental, Social and Corporate Governance factors should be considered when making proxy voting decisions. However, those factors should not be considered if they would have a negative impact on economic value. The Adviser may refrain from voting if it determines that refraining is in the best interest of that client, such as when the cost to the client of voting exceeds the expected benefit to the client.

2.To vote all proxies in accordance with the duly adopted voting policies and restrictions of such clients where such policies and restrictions are applicable.

3.To provide disclosure to clients of the within policies and procedures, to disclose how clients (or their shareholders in the case where a client adopts these policies as its own) may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

4.To comply with the Procedures set forth below.

Proxy Voting Committee

1.A Proxy Committee consisting of the President and at least four other members designated by the President of the Adviser shall comprise the Proxy Voting Committee. The Proxy Voting Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. Three Committee members shall constitute a quorum.

2.The Proxy Voting Committee shall monitor developments that may affect the Proxy Voting Policy and Procedures, including the Overall Proxy Voting Policy set forth in paragraph 5 of the Procedures Section hereof, voting standards set forth in paragraph 4 of the Procedures Section hereof (“Voting Standards”) and recommend changes to the Proxy Voting Policy and Procedures.

3.Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non- Routine Issues, shall be submitted to the Proxy Committee for approval or consideration of the appropriate action to take. The Proxy Voting Committee may require a discussion with or
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report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy, and may require analysis specific to the issuer or specific to the matter to be voted on. The Proxy Voting Committee will consider additional information regarding a proposal, such as an issuer’s or shareholder’s subsequently filed additional proxy materials or other information conveyed by an issuer or shareholder proponent. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

4.If a Non-Routine Issue falls into a category for which there is no Voting Standard, or when a matter is highly contested or controversial, the Proxy Voting Committee shall be consulted and should consider whether a higher degree of analysis may be necessary. The Proxy Voting Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered, including analysis specific to the issuer or specific to the matter to be voted on, as well as a report, if available, from any proxy service provider then retained, to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

5.Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy, limitation, or restriction established for any client’s account, the President or CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Voting Committee for ratification prior to the vote in question. The Proxy Voting Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

Procedures

1.Proxies will be voted based upon and consistent with (a) criteria established herein as same may be amended in writing by the Proxy Committee from time to time, (b) the Overall Proxy Voting Policy set forth in paragraph 5 below and (c) the Voting Standards set forth in paragraph 4 below . Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these Procedures.

2.The following Records of all proxy votes will be maintained:

A.A brief description of the proxy proposal for each company in the portfolio.
B.The vote cast on each proposal.
C.The holdings of each account and its holdings as of (or as close as possible to) the record date for the particular proxy vote.
D.A record of any calls or other contacts made regarding a vote.
E.A record of the reason for each vote, including whether the proxy was voted according to a specific client restriction, policy, the Voting Standards or other guideline which record may be maintained by a third party proxy service provider.
F.Notification that a proxy has not been received.
G.Verification that the shares listed on the proxy match the Adviser’s records.
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H.The name and title of the individual voting the proxy (if available from a service provider).
I.A record of any Proxy Voting Committee actions in regard to the proxy vote.

3.Unless the Adviser shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Adviser’s offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than three additional years. Proxy statements received on behalf of stock for which the Adviser is authorized to vote proxies will not be retained in paper form because they are available on the EDGAR system where they have been filed by the issuer.

4.The voting guidelines that should be followed consist of the latest version of the Institutional Shareholders Service (“I.S.S.”) Proxy Voting Guidelines (“Voting Standards”) as set forth on the I.S.S. website. The Proxy Voting Committee has reviewed the Voting Standards and has found them to be generally satisfactory. I.S.S., which is the proxy service provider retained by the Adviser, furnishes research and recommendations for all proxy votes, casts the votes and maintains voting records. The I.S.S. recommendations will be in accordance with the Voting Standards. The Proxy Voting Committee may, in circumstances where the application of the Voting Standards is determined not to be beneficial or appropriate, override the I.S.S. recommendation and instruct I.S.S. to vote as determined by the Proxy Voting Committee.

5.The current Overall Proxy Voting Policy of the Adviser shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. This position may be determined to be inappropriate in a particular case and if authorized by the Proxy Voting Committee, a vote that does not comport with this position may be approved. Proxy proposals that do not materially impact the economic value of the stocks to which they relate are considered “Routine Issues” and will generally be voted in favor of the position supported by management of the company whose stock is being voted. Proxy proposals that materially impact the economic value of the stock to which they relate will be voted, consistent with applicable restrictions, in the manner that is most beneficial to the value of such stock.

6.[Reserved.]

7.No officer or employee of the Adviser shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Adviser’s Voting Standards or satisfying fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall be immediately reported to the Chairman. Further, in cases where there exist material conflicts of interest between the Adviser and its interests, and the economic interests of the Adviser’s client owning the shares being voted, the Adviser shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and it shall be taken only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of
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independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

8.It is the policy of the Adviser not to join any group for the purpose of waging a proxy contest or to acquire or trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Voting Committee except for requests merely that the proxies be voted in order to achieve a quorum.

9.No employee of the Adviser may discuss the Adviser’s proxy votes with any person not employed by the Adviser or its client or in any way indicate how the Adviser will vote on any issue prior to the vote being cast, nor may any employee of the Adviser disclose how the Adviser has voted except in reports to the Board of Directors of the Adviser or its managed funds, as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Adviser’s proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

10.The Adviser shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Adviser’s proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Adviser (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Adviser which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

11.The Adviser adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.The President or an Officer of the Adviser designated by the President will ensure that the Adviser is at all times in full and complete compliance with all applicable laws and regulations.
B.The Proxy Voting Committee shall meet at least semiannually to review the overall proxy voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers. The Adviser will evaluate the proxy advisory firm to identify and evaluate the Adviser’s conflicts of interest, if any, that may arise. The Adviser will assess the proxy advisory firm’s capacity and competency to provide voting recommendations and its ability to execute votes in accordance with the Adviser’s voting instructions. The Adviser will require the proxy advisory firm to update the Adviser regarding any business changes. The Adviser will assess the firm’s updates to its methodologies, guidelines and voting recommendations on an ongoing basis. If the Adviser becomes aware of inaccuracies in the firm’s research or determinations, the Adviser will assess the extent to which potential errors, incompleteness, or methodological weakness in the firm’s analysis materially affected the firm’s research or recommendations that the Adviser utilized. In its periodic review of the proxy advisory firm, the Adviser shall consider the firm’s
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engagement with issuers and process to ensure it has complete and accurate information about the issuer and each matter, and its process to access issuer’s views about the firm’s voting recommendations in a timely and efficient manner; the firm’s effort to correct any identified material deficiencies in its analysis; the firm’s disclosure regarding sources of information and methodologies to formulate voting recommendations or execute voting instructions; and the firm’s consideration of factors unique to a specific issuer or proposal.
C.The Proxy Voting Committee shall review and document the adequacy of the within policy statement and procedures on an annual basis, and more frequently when warranted, to ensure they are reasonable and implemented effectively, and are reasonably designed to ensure that the Adviser casts votes on behalf of its clients in the best interest of such clients. As part of the annual review, the Committee will sample the proxy votes it casts on behalf of its clients to ensure compliance with these procedures. The Committee and shall adopt written changes and amendments hereto as necessary.
D.The Proxy Voting Committee shall review the Adviser’s compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.
E.To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser’s Act of 1940, the Adviser may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures. When retaining a third-party proxy advisory firm, the Adviser will consider whether the firm has the capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting, including the quality of the firm’s staffing, personnel, and technology. The Adviser will consider whether the firm has an effective process for seeking timely input from issuers and clients with respect to proxy voting policies, methodologies and peer group constructions. The Adviser will consider how the firm accounts for unique characteristics regarding the issuer, such as the issuer’s size, its governance structure, its industry and unique practices, and its financial performance. The Adviser will consider the firm’s methodologies in formulating voting recommendations and any third-party information sources used by the firm.
F.It is specifically understood that the Adviser’s clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

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Please retain this Supplement with your SAI for reference.
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